UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))

[ X]	Definitive Proxy Statement

[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Section 240.14a-12

Conolog Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[_]	Fee paid previously with preliminary materials:
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the
[_]	offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876

___________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held May 21, 2008

___________________

To the Shareholders of
CONOLOG CORPORATION:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of CONOLOG CORPORATION (the “Company”), a Delaware corporation, will be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, on Wednesday, May 21, 2008, at 4:00 p.m., Eastern time, for the following purposes:

     1. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to give effect to a one-for-four reverse split of the common stock of the Company; and

     2. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 14, 2008 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment or adjournments thereof.

By Order of the Board of Directors.
ROBERT S. BENOU
Chairman, Chief Executive Officer and
Chief Financial Officer

Somerville, New Jersey
April 21, 2008

IMPORTANT
IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT
YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED
PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876

___________________

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
To Be Held May 21, 2008

___________________

     The enclosed proxy is solicited by the Board of Directors of Conolog Corporation (the “Company”), a Delaware corporation in connection with the Special Meeting of Shareholders to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006 on Wednesday May 21, 2008, at 4:00 p.m., Eastern time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

     1. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to give effect to a one-for-four reverse stock split of the Company; and

     2. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     The record date with respect to this solicitation is the close of business on April 14, 2008 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares of Common Stock represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about April 21, 2008.

OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

     The number of outstanding shares of Common Stock entitled to vote at the meeting is 5,718,844, not including 220 common shares held in treasury. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of one-third of such shares shall constitute a quorum. There is no cumulative voting.

     The affirmative vote of the holders of a majority of the total outstanding common shares as of the record date is necessary to approve proposal No.1, the amendment to the Certificate of Incorporation to give effect to a one-for-four reverse stock split of the common stock of the Company.

     Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

     For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast ’for’ or ’against’ are included. However, if a proxy is signed but no specification is given, the shares will be voted ‘FOR’ the Proposal.

PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of April 7, 2008, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using ’beneficial ownership’ concepts under the rules of the Securities and Exchange Commission. Under these rules a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security or investment power, which includes the power to vote or direct the voting of the security.

     A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

     Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

The applicable percentage of ownership is based on 5,718,664 shares of our Common Stock issued and outstanding as of April 7, 2008.

	Amount and Nature of
Name and Title	Beneficial Ownership	Percent of Class
Robert S. Benou, Chairman, CEO, CFO Treasurer and Director	317,003	5.54%
Marc R. Benou, President, COO, Secretary and Director	326,749	5.71%
Louis Massad, Director	35,000	*
Thomas Fogg, Vice President—Engineering	17,000	*
Edward J. Rielly, Director	0	*
David Peison, Director	43,333	*
All Executive Officers and Directors as a Group (6 Persons)	739,085	12.92%

___________________

*	Less than 1%

The address for each of the named individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

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PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO GIVE EFFECT TO A ONE-FOR-FOUR REVERSE
STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY

     The Board of Directors is recommending that the shareholders approve an amendment to the Company’s Certificate of Incorporation to give effect to a one-for-four reverse stock split of the shares of the common stock of the Company (the “Reverse Stock Split”). The shares of common stock of the Company have traded at very low prices for some time. The Board of Directors has authorized the Reverse Stock Split to reduce the number of outstanding shares with the expectation that each share will trade at a higher price. On March 20, 2008, the Company received correspondence from Nasdaq stating that for the last 30 consecutive business days, the bid price of the Company’s common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4) and that it has 180 days or until September 16, 2008 to regain compliance with Nasdaq’s bid price rule. If the Company cannot demonstrate compliance with this rule by September 16, 2008, Nasdaq will determine whether the Company meets the initial listing criteria for the Nasdaq Capital Market under Marketplace Rule 4310(c), except for the bid price requirement. If at any time before September 16, 2008, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, it will be provided written notification that it complies with the rule. Otherwise, the Company will receive notification that its securities will be delisted. We believe that in order to maintain the Company’s Nasdaq Capital Market listing, the implementation of the Reverse Stock Split is in the best interest of the Company and its stockholders.

     A delisting of the Company’s common stock may materially and adversely affect a holder’s ability to dispose of, or to obtain accurate quotations as to the market value, of, the common stock. In addition, any delisting may cause the common stock to be subject to “penny stock” regulations promulgated by the Securities and Exchange Commission. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If the common stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected.

     Stockholders should recognize that if the Reverse Stock Split is effectuated, they will own approximately 25% of the number of shares they presently own and that there can be no assurance that the market price of the common stock will, in fact, correspondingly increase by four times following consummation of the Reverse Stock Split or, even if such price increases by four times, such post-Reverse Stock Split market price will be sustained. Also, the possibility does exist that liquidity could be materially and adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

     Except as a result of the receipt by some stockholders of additional shares as a result of rounding up fractional shares as described below, the Reverse Stock Split, in itself, will not affect any stockholder’s percentage holdings in the Company. The Reverse Stock Split is a transaction rather than the first step in a series of transactions and will not cause the Company’s common stock to be held of record by less than 300 persons.

     The authorized capital stock of the Company consists of 30,000,000 shares of common stock and 2,000,000 shares of preferred stock. There will be no change in the number of authorized capital stock as a result of the Reverse Stock Split. As of April 14, 2008, the Company had 5,718,844 shares issued and outstanding (not including treasury shares). The Reverse Stock Split will reduce this number to approximately 1,429,711 (not including treasury shares).

     If the amendment is approved by the Company’s stockholders, and if the Board of Directors in its discretion still believes at that time the Reverse Stock Split is in the best interests of the Company and its stockholders, the Company will file an amendment to its Certificate of Incorporation with the Secretary of State of Delaware after the Board of Directors votes in favor of effecting the Reverse Stock Split. The Reverse Stock Split will become effective on the opening of business on the day following the record date stated in the amended Certificate of Incorporation (the “Effective Date”) and the stockholders who held shares of the Company’s common stock as of the close of business on the record date (“Record Holders”) will be notified as soon as practicable after the Effective Date that the Reverse Stock Split has been effected. The Company’s transfer agent will act as its exchange agent (the “Exchange Agent”) to act for the Record Holders in implementing the exchange of their certificates.

     As stated in the Company’s 2008 Stock Incentive Plan, which was approved by the Company’s shareholders at the 2008 Annual Meeting of the Company’s Shareholders, the aggregate number of shares that may be issued pursuant to the 2008 Stock Incentive Plan will not be adjusted to reflect splits of the Company’s common stock.

     As soon as practicable after the Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split common stock (“Old Common Stock”) to the Exchange Agent in exchange for certificates representing post-split common stock (“New Common Stock”). One share of New Common Stock will be issued in exchange for each four (4) shares of Old Common Stock. Any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole number. For Record Holders of multiple certificates, the Company will aggregate the shares and divide by the split ratio. In the case of street name holders, the Company’s transfer agent will convert the certificates in accordance with instructions from the street name holders. Any certificates for shares

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of Old Common Stock not so surrendered shall be deemed to represent one share of New Common Stock for each four shares of Old Common Stock previously represented by such certificate.

     The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by four. It is not anticipated that a substantial number of shares will be required to be issued.

      The proposed amendment to the Certificate of Incorporation is set forth in Exhibit A.

OTHER MATTERS

     The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

SHAREHOLDER PROPOSALS

     Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than February 17, 2009.

EXPENSES

     All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

By Order of the Board of Directors,

/s/ ROBERT S. BENOU
Robert S. Benou
Chairman & Chief Executive Officer

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APPENDIX A

___________________

Certificate of Amendment
of
Certificate of Incorporation
of
CONOLOG CORPORATION

___________________

Under Section 242 of the Delaware General Corporation Law

___________________

     Conolog Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

     1. The Certificate of Incorporation of the Corporation is hereby amended by changing the article thereof numbered fourth so that, as amended, said Article FOURTH shall be and read as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is thirty-two million (32,000,000) shares, of which two million (2,000,000) shares having a par value of $.50 per share are to be classified as Preferred Stock and thirty million (30,000,000) shares having a par value of $.01 per share are to be classified as Common Stock.

Each four (4) shares of the Corporation’s Common Stock, par value $.01 per share, issued and outstanding as of the close of business on April 14, 2008 (the “Record Date”) shall be converted and reclassified into one (1) share of the Corporation’s Common Stock, par value $.01 per share.

Any fractional shares resulting from such conversion will be rounded up to the nearest whole number.”

     2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, _____.

ROBERT S. BENOU
Chairman & Chief Executive Officer

A-1

Appendix 1

☐ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ☐

PROXY

CONOLOG CORPORATION

SPECIAL MEETING OF SHAREHOLDERS — May 21, 2008

The undersigned shareholder of Conolog Corporation (the “Company”) hereby appoints Robert S. Benou and Marc R. Benou and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on April 14, 2008 at the Special Meeting of Shareholders of the Company to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, at 4:00 p.m., local time, on the 21st day of May, 2008, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE BELOW PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

☐ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ☐

PROXY BY MAIL

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE BELOW PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW.

Please mark	☐
boxes
[*] or [X] in
blue or
black ink.

1.	Proposal to amend the Certificate	FOR	AGAINST	ABSTAIN
of Incorporation to give effect to a
one-for-four reverse stock split of
the common stock of the
	Company.	☐	☐	☐

2.	In their discretion, the Proxies are	FOR	AGAINST	ABSTAIN
authorized to vote upon such other
business as may properly come
before the meeting or any
adjournment or adjournments
	thereof.	☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________   Print Name __________________   Signature ____________________   Print Name __________________   DATED: __________, 2008

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
[Sign, date and return the Proxy Card promptly using the enclosed envelope.]